Filed Pursuant to Rule 497(e)
1933 Act File No. 333-30470
1940 Act File No. 811-09815

THE ARBITRAGE FUNDS

SUPPLEMENT TO THE

PROSPECTUS DATED OCTOBER 1, 2008

THIS SUPPLEMENT IS DATED AND EFFECTIVE AS OF AUGUST 7, 2009

             This supplement modifies The Arbitrage Fund’s Prospectus to reflect a change in the redemption fee period from less than 90 days to less than 30 days. The Prospectus is modified as follows:

1.	The footnote at the bottom of the “Shareholder Fees” section of the “Fees and Expenses” table is hereby modified to read in its entirety as follows:

“The redemption fee is imposed only on redemptions of shares within 30 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.”

2.	The text of the first paragraph under the heading “Redemption Fee” is hereby modified to read in its entirety as follows:

“A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 30 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.”

3.	The text of the discussion under the heading “Frequent Trading Policies” is hereby modified to read in its entirety as follows:

“Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Fund’s Board of Trustees discourages frequent purchases and redemptions of Fund shares by:

    1)        Reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares; and

2) Imposing a 2% redemption fee on redemptions that occur within 30 days of the share purchase.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Fund relies on intermediaries to determine when a redemption occurs within 30 days of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.”

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             Prospective investors and shareholders who have questions about The Arbitrage Fund should call 1-800-295-4485 or write to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842.